Exhibit 10.37

TCA Global Credit Master Fund, LP
1404 Rodman Street
Hollywood, FL 33020

October 23, 2012

Redfin Network, Inc.
1500 W. Cypress Creek Road, Suite 411
Fort Lauderdale, FL 33309

Commercial Holding, AG
 2201 Lakeside Dr.
Lexington, KY 40502

Dear Sir and Madam:

This subordination letter agreement (this “Agreement”) is entered into by and among TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands (including its respective successors and permitted assigns, the “Senior Creditor”), Redfin Network, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), and Commercial Holding, AG, a corporation incorporated under the laws of the State of Nevada (including its respective successors and permitted assigns, the “Subordinated Party”).

This Agreement is made in connection with (i) that certain senior secured revolving credit facility agreement, dated as of September 30, 2012 (the “Credit Agreement”), by and between the Senior Creditor, as lender, and the Borrower, as borrower, and (ii) that certain revolving promissory note, dated as of September 30, 2012 (the “Note”), issued by the Borrower in favor of the Senior Creditor. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

Definitions

For purposes of this Agreement, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Senior Debt” as used in this Agreement shall mean any and all liabilities owing by the Borrower to the Senior Creditor, including, without limitation, all reimbursement obligations and all other obligations which may be now or hereafter owing by the Borrower to the Senior Creditor, whether for principal, interest, fees, expenses or other amounts, and whether such obligations are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, whether direct or contingent, joint, several or independent, now or hereafter existing, or due or to become due, whether arising under the Senior Debt Documents (as defined below), or otherwise, and any extension, renewal, modification, refinancing or replacement of or for any of the foregoing.

“Senior Debt Documents” means (i) the Credit Agreement, (ii) the Note, (iii) the Security Agreement, and (iv) any and all documents executed in connection therewith or referred to therein and (v) any and all amendments, supplements, modifications and renewals of any of the foregoing.

“Subordinated Debt” shall mean (a) all amounts owed under or in connection with that certain agreement attached hereto as Exhibit A, (a true and complete copy of which is attached hereto, the “Subordinated Agreement”) and (b) any and all indebtedness, obligations or liabilities of whatsoever kind or nature which may be now or hereafter owing by the Borrower to the Subordinated Party and/or Commercial Holding Ag, LLC, whether under the Subordinated Agreement, under this Agreement or otherwise, direct or contingent, joint, several or independent, now or hereafter existing, or due or to become due, and any extension, renewal, modification or replacement of or for any of the foregoing.

Subordination

The Subordinated Party hereby subordinates all Subordinated Debt and all claims and demands arising therefrom to all the Senior Debt.  Except as expressly permitted pursuant to an Exception Consent upon the terms and conditions provided below, the Subordinated Party, the Borrower and the Senior Creditor agree that (i) all of the Senior Debt shall be paid before the Subordinated Party shall be paid anything (of any kind or character) on account of the principal of or interest on any Subordinated Debt or any other sums payable in connection therewith and (ii) until all of the Senior Debt is paid, performed and complied with in cash in full and the Senior Debt Documents shall have been irrevocably terminated, the Borrower will not make, and the Subordinated Party will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt.  The Subordinated Party shall execute the subordination agreement in the form attached hereto as Annex A.

The Borrower hereby represents and warrants that, as of the date hereof, other than the secured debt created pursuant to the Credit Agreement and the Note and any other secured debt created which has been subordinated to the Senior Creditor on or about the date hereof, the secured indebtedness created by the Subordinated Agreement is the only current secured indebtedness owed by Debtor.  The Borrower hereby covenants that it shall not incur any new indebtedness or grant any lien on or security interest in any of its assets, except as contemplated by, or in accordance with, the Credit Agreement.

Consent to Maintain First Priority Position

At any time after the date hereof, the Subordinated Party may request, by delivering a written request to the Senior Creditor (each an “Exception Request”), to have certain amounts, indebtedness, obligations or liabilities owing or to be owed under the Subordinated Agreement to be granted a first priority security interest position and not otherwise to be subordinated to the rights of the Senior Creditor.  Upon receipt of an Exception Request, the Senior Creditor may grant the Subordinated Party a first priority security interest position by delivering the Subordinated Party a written consent (each an “Exception Consent”) to such Exception Request.  Each Exception Consent shall indicate the specific amount, indebtedness, obligation or liability subject to a first priority security interest position.  Only those amounts, indebtedness, obligations or liabilities specifically permitted by the Senior Creditor shall be granted a first priority security interest position and such grant shall be subject to the terms and conditions of the Exception Consent.

Scope of Subordination

The provisions of this Agreement are solely to define the relative rights of the Subordinated Party and the Senior Creditor and shall not be construed to grant any rights or benefits to the Borrower.

Survival of Rights

The right of Senior Creditor to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of the Borrower or Senior Creditor including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Debt or noncompliance by the Borrower with such provisions, regardless of the actual or imputed knowledge of the Senior Creditor.

Assignment

The Subordinated Debt is freely assignable; however, the Subordinated Party agrees that it will not assign or deliver to any person or entity other than the Senior Creditor, any Subordinated Debt or any evidence thereof or security or guaranty therefor without first delivering to the Senior Creditor the assignee's written agreement to be bound by this Agreement.

Refinance of Senior Debt

If all or any portion of the Senior Debt is refinanced by another lender or group of lenders or another lender or group of lenders acquires all or any portion of the Senior Creditor’s interest in the Senior Debt, this Agreement shall inure to the benefit of such other lender or lenders with the same force and effect as if such other lender or lenders were originally a Lender under the Credit Agreement.  Without in any way limiting the generality of the foregoing, in any such event, the Borrower and the Subordinated Party shall, upon request, execute and deliver to such other lender or lenders a subordination agreement on substantially the same terms and conditions as set forth in this Agreement

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles.

Submission to Jurisdiction

Each of the Borrower and the Subordinated Party irrevocably submits to the exclusive jurisdiction of any state or federal court located within the State of Nevada for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby, and hereby irrevocably agrees to commence any such action, suit or proceeding only in such courts.  Each such party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such action, suit or proceeding.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Jury Trial Waiver

THE BORROWER, SUBORDINATED PARTY AND SENIOR CREDITOR WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWER, SUBORDINATED PARTY OR SENIOR CREDITOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.  THE BORROWER, SUBORDINATED PARTY AND SENIOR CREDITOR AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OTHER PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THE BORROWER AND SUBORDINATED PARTY ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

Counterparts

This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

Very truly yours,

TCA GLOBAL CREDIT MASTER FUND, LP,
as Senior Creditor

By: TCA Global Credit Fund GP, Ltd.
Its: General Partner

By:  /s/ Robert Press
_________________________
Name:  Robert Press
Title:  Director

ACKNOWLEDGED AND AGREED:

REDFIN NETWORK, INC.,
as Borrower

By:  /s/ Jeffrey L. Schultz
_______________________________
Name: Jeffrey L. Schultz
Title: Chief Executive Officer

COMMERCIAL HOLDING, AG
as Subordinated Party
By:

By: Tom Grissom
_______________________________
Name:Tom Grissom
Title: Managing Partner

CONSENT AND AGREEMENT:

The undersigned hereby consents and agrees to the subordination letter agreement entered into by and among TCA Global Credit Master Fund, LP, Redfin Network, Inc., and Commercial Holding, AG and to the subordination of indebtedness contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said subordination to the same extent as if the undersigned were a party to said subordination letter agreement.

COMMERCIAL HOLDING, AG, LLC
By:

By:  /s/  Tom Grissom
 _______________________________
Name: /s/ Tom Grissom
Title:Managing Partner

Annex A
SUBORDINATION

Commercial Holding AG (the “Subordinated Party”), as lender under that certain Credit and Loan Agreement dated as of April 7, 2008 and that certain Security Agreement dated as of April 7, 2008 (together, the “Credit Documents”), in consideration of One Dollar and other valuable consideration, hereby subordinates said Credit Documents, and rights and interests provided therein, to the rights and interests of TCA Global Credit Master Fund, LP (the “Senior Creditor”) provided pursuant to (i) that certain senior secured revolving credit facility agreement, dated as of September 30, 2012 (the “Credit Agreement”), by and between the Senior Creditor, as lender, and Redfin Network, Inc. (the “Borrower”), as borrower, and (ii) that certain revolving promissory note, dated as of September 30, 2012 (the “Note”), issued by the Borrower in favor of the Senior Creditor, to be recorded herewith with the Secretary of State of the State of Nevada, and in and to all other rights of the Senior Creditor as set forth in the subordination letter agreement of near or even date herewith to which the Subordinated Party, the Senior Creditor and the Borrower are each party.

IN WITNESS WHEREOF Commercial Holding, AG has signed and sealed this instrument on October 19, 2012.

COMMERCIAL HOLDING, AG By: By: /s/ Tom Grissom ____________________________ Name: Tom Grissom Title: Managing Partner

STATE OF ______Kentucky_______________
COUNTY OF ____Franklin______________ ss.                                                                                                                   October 19, 2012

Then personally appeared the above-named Tom Grissom and acknowledged the foregoing instrument to be their free act and deed.

Before me, /s/ Renee C. Hosler Notary Public/Attorney-at-Law My commission expires 2/26/2013